UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 18, 2009

TECHPRECISION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Bella Drive
Westminster, MA  01473
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:
Asher S. Levitsky, P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Mr. James G. Reindl, Chief Executive Officer of Techprecision Corporation (the "Company"), and Mary Desmond, the Company’s Chief Financial Officer, presented at the Kaufman Bros. Green Technology Conference at the at The Langham, Boston, Massachusetts on Wednesday, February 18, 2009.  Attached as Exhibit 99.1 and Exhibit 99.2 is a profile and a slide presentation utilized by Mr. Reindl and Ms. Desmond during the presentation.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being furnished with this report

Exhibit No.	Description

99.1	Techprecision Corporation Power Point Profile
99.2	Techprecision Corporation Power Point Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: February 20, 2009	By:	/s/ James G. Reindl
Name: James G. Reindl
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Techprecision Corporation Power Point Profile
99.2	Techprecision Corporation Power Point Presentation